Exhibit 32.1




CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

     I, Trevor Sali, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Claron Ventures, Inc. on Form 10-QSB for the quarterly period ended April 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Claron Ventures, Inc.

                                                  Claron Ventures, Inc.
                                                  ------------------------

DATED: June 19, 2006                           By: /s/ Trevor Sali
                                                  ---------------------
                                                  Trevor Sali
                                                  Chief Executive Officer
                                                  and Chief Financial Officer

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